AnaptysBio

Corporate Overview

Jefferies Virtual Healthcare Conference

June 3rd 2021

Nasdaq: ANAB

Safe Harbor Statement

This presentation and any accompanying oral presentation contain “forward-looking” statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from our clinical trials, including imsidolimab’s Phase 2 trials in EGFRi/MEKi, acne, ichthyosis and hidradenitis suppurativa and ANB030’s Phase 1 trial in healthy volunteers and ANB032’s Phase 1 trial in healthy volunteers; the timing of initiation of imsidolimab’s Phase 3 trial in GPP and ANB030’s Phase 2 trials in alopecia areata and vitiligo; the timing of presentation of GPP Phase 2 data at a medical conference; the milestones and success of our GSK collaboration, including timing of milestone and royalty payments; and our projected 2021 cash burn and cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information.

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AnaptysBio: Clinical-Stage Novel Antibody R&D Engine

Advancing First-In-Class Immunology Therapeutics to Patients

Wholly-Owned Clinical Catalysts	Multiple imsidolimab Phase 2 readouts anticipated over upcoming 18 months, in addition to advancement of imsidolimab into GPP Phase 3 trials
Dermatology Breadth	7 immuno-dermatology clinical indications under Phase 2/3 development during 2021
Pipeline Expansion	Deep preclinical pipeline focused on first-in-class inflammation and immuno-oncology mechanisms with a goal of advancing 1 new program to IND or equivalent each year
Validated Platform	Rapid antibody R&D engine has advanced 8 internally-generated antibodies to clinical development since 2016
Accelerating Partnership Revenues	Approximately $190MM in partnership revenues to date, earning royalties on JEMPERLI™ (dostarlimab) and Zejula™ (niraparib) starting 2021
Capital Efficient Business Model	Cash and existing partnerships anticipated to extend runway into 2024, $387MM in cash (end Q1 2021) with projected 2021 net burn close to $100MM

Wholly-Owned Product Pipeline

7 Immuno-Dermatology Indications Under Phase 2/3 Development During 2021

Antibody Program	Therapeutic Indication	Development Stage & Anticipated Milestones: Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Imsidolimab (ANB019): Anti-IL-36R	Generalized Pustular Psoriasis			Phase 1 Data Presented at EAACI 2018	GALLOP: Phase 2 Data To Be Presented At Medical Conference in 2021	Phase 3 Initiation Anticipated Mid-2021
	Palmoplantar Pustulosis				POPLAR: Phase 2 Top-Line Data Announced March 2021 No Further Clinical Development Currently Planned	
	EGFRi-Mediated Skin Toxicity				EMERGE: Interim Topline Phase 2 Data Anticipated End 2021	
	Ichthyosis				INSPIRE: Topline Phase 2 Data Anticipated 2022	
	Acne Vulgaris				ACORN: Phase 2 Initiated Q2 2021 Topline Data Anticipated H1 2022	
	Hidradenitis Suppurativa				HARP: Phase 2 Initiated Q2 2021 Topline Data Anticipated H2 2022	
ANB030: Anti-PD-1 Agonist	Alopecia Areata			Phase 1 Top-Line Data Anticipated H2 2021	Phase 2 Initiation Anticipated in Q4 2021	
	Vitiligo				Phase 2 Initiation Anticipated in Q4 2021	
ANB032: Anti-BTLA Modulator	Inflammatory Diseases			Topline Phase 1 Data Anticipated H1 2022		

All programs generated internally using AnaptysBio's proprietary antibody platform technology

Partnered Product Pipeline

Earning Royalties on JEMPERLI™ and Zejula™ Starting 2021

Antibody Program	Therapeutic Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Commercial Rights
JEMPERLI (dostarlimab): Anti-PD-1 Antagonist	dMMR Endometrial Cancer						US BLA and EU MAA Approved April 2021	gsk
	dMMR Pan-Tumor					BLA Accepted Q1 2021 FDA Approval Anticipated H2 2021		gsk
	Ovarian Cancer				OPAL: Ongoing	FIRST: Ongoing		gsk
	NSCLC				PERLA: Ongoing			gsk
Cobolimab (GSK4069889): Anti-TIM-3 Antagonist	NSCLC				COSTAR: Dostarlimab Combination Trial Ongoing			gsk
GSK4074386: Anti-LAG-3 Antagonist	Immuno-Oncology				CITRINO: Dostarlimab Combination Trial Ongoing			gsk
TSR-075: Anti-PD-1/ LAG-3 Bispecific	Immuno-Oncology		IND-Enabling Studies Ongoing					gsk
CC-90006: Anti-PD-1 Agonist	Psoriasis			Ongoing				Bristol-Myers Squibb
Undisclosed	Inflammation		Ongoing					Bristol-Myers Squibb

Development Stage & Anticipated Milestones

All programs generated internally using AnaptysBio's proprietary antibody platform technology

Anticipated Wholly-Owned Clinical Catalysts

Program	Clinical Catalyst	Timing
Imsidolimab (ANB019, anti-IL-36R)	GALLOP: GPP Phase 2 Trial	Medical conference presentation anticipated in 2021
	GEMINI-1 & 2: GPP Phase 3 Trials	Phase 3 initiation anticipated mid-2021
	EMERGE: EGFRi/MEKi Mediated Skin Toxicity Phase 2 Trial	Interim top-line data anticipated end 2021
	INSPIRE: Ichthyosis Phase 2 Trial	Top-line data anticipated in 2022
	ACORN: Acne Phase 2 Trial	Top-line data anticipated in H1 2022
	HARP: Hidradenitis Suppurativa Phase 2 Trial	Top-line data anticipated in H2 2022
ANB030 (anti-PD-1 Agonist)	Healthy Volunteer Phase 1 Trial	Top-line data anticipated in H2 2021
	Alopecia Areata Phase 2 Trial	Anticipate initiation in Q4 2021
	Vitiligo Phase 2 Trial	Anticipate initiation in Q4 2021
ANB032 (anti-BTLA Modulator)	Healthy Volunteer Phase 1 Trial	Top-line data anticipated in H1 2022

AnaptysBio

Wholly-Owned Pipeline:
Imsidolimab (ANB019, Anti-IL-36R)

Generalized Pustular Psoriasis
EGFRi-Mediated Skin Toxicity
Ichthyosis
Hidradenitis Suppurativa
Acne

IL-36 Dysfunction Mediates Severe Inflammatory Disease

Genetic Association with Generalized Pustular Psoriasis


Normal Individuals
IL-36 cytokine signaling balanced by function IL-36 receptor antagonist
Disease Patients
Uncontrolled signaling due to dysfunctional IL-36 receptor antagonist or elevated IL-36 cytokine levels
Treated Patients
Anti-IL-36R antibody has the potential to dampen disease by blocking the IL-36 receptor
α
β
γ
Functional Receptor Antagonist
IL-36 receptor
Accessory protein
Dysfunctional Receptor Antagonist
Dysfunctional Receptor Antagonist
Ab Blocking Receptor
Balanced Inflammatory Response
Dermatological Inflammatory Diseases
Dampened Inflammatory Response

Generalized Pustular Psoriasis (GPP)

Orphan Disease Associated with IL-36 Receptor Antagonist Mutations

- GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules
  - Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g. IL-8)
- Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection
  - No approved therapies for treatment of GPP
- GPP ICD-10 billing code analysis by IQVIA assessed US prevalence during 2017-2019 timeframe
  - ~37,000 unique patients were diagnosed at least once, while ~15,000 unique patients diagnosed two or more times
- FDA has granted Orphan Drug Designation to imsidolimab for the treatment of GPP
- Initiated worldwide registry of GPP patients, named RADIANCE
  - Increase understanding of patient journey and support enrollment of future trials





GALLOP: Imsidolimab Moderate-to-Severe GPP Phase 2 Trial

Trial Design



Treatment Period
Monitoring Period
Day 1 (Baseline)
Day 113 (16 weeks)
Day 169 (24 weeks)
Screening
Imsidolimab 750mg IV Loading Dose
+ 100mg SC q4w Maintenance Dose
Day 29 Interim Analysis

Patient Population (n=8)	• Moderate-to-severe adult generalized pustular psoriasis patients • Baseline mJDA score >6, ≥10% body surface area covered by pustules • No concomitant dermatological condition or infection
Key Endpoints	• Primary: Improvement in Clinical Global Impression (CGI) based on the modified Japanese Dermatology Association (mJDA) severity index at Day 29 and Day 113 with imsidolimab monotherapy • Secondary: change in mJDA, change in body surface area of skin pustules

ClinicalTrials.gov: NCT03619902

GALLOP: GPP Phase 2 Interim Analysis Data

Rapid Onset and Promising Efficacy With Imsidolimab Monotherapy
Anticipate Phase 3 Initiation in Mid-2021

- Rapid and promising efficacy
  - 6 of 8 patients achieved primary endpoint of improvement in the clinical global impression scale (CGI) on Day 29
  - Rapid reduction of skin pustules by 60% on Day 8 and 94% clearance on Day 29
  - 2 patients dropped out of the study before Day 29 and hence were deemed non-responders
- Imsidolimab was generally well-tolerated
  - Most treatment-emergent adverse events were mild to moderate in severity and resolved without sequelae
- Genotypic testing indicated homozygous wild-type IL-36RN, CARD14 and AP1S3 alleles for all tested patients
  - IL-36R inhibition may be efficacious in GPP irrespective of genetic mutations
- Anticipate initiation of GEMINI-1 & 2 Phase 3 trials in mid-2021
  - FDA end-of-Phase 2 meeting held in Q2 2021

Endpoint	Baseline	Day 8 Relative to Baseline	Day 29 Relative to Baseline
Improvement on Clinical Global Impression (CGI) Scale	N/A	7 of 8 patients	6 of 8 patients
Modified Japanese Dermatology Association Severity Index	9	-29%	-54%
Erythema with Skin Pustules (% body surface area)	24%	-60%	-94%


Day 1


Day 29

GEMINI-1 & 2: Imsidolimab GPP Phase 3 Trials

45 patients randomized through Week 4 primary endpoint followed by 24-week long-term extension
Anticipate GEMINI-1 initiation in Q3 2021



Randomization
n=45*
Week 0
GEMINI-1: 4-Week Primary Endpoint
Week 4
Imsidolimab 750mg IV (n=15)
Imsidolimab 300 mg IV (n=15)
Placebo (n=15)
Week 0
GEMINI-2: 24-Week Long-Term Extension
Week 24
Responders (achieved GEMINI-1 Week 4 primary endpoint): Randomized 1:1 to q4w 200mg SC imsidolimab or q4w SC placebo
Partial Responders (improvement by GEMINI-1 Week 4 without achieving primary endpoint) or Non-Responders (no improvement without need for rescue**): q4w 200mg SC imsidolimab
Placebo-Dosed Rescued Non-Responders (rescue therapy after GEMINI-1 Week 1): 750mg IV imsidolimab followed by q4w 200mg SC

Patient Population	• Male and female subjects 18 to 80 years of age • Clinically confirmed diagnosis of GPP as per ERASPEN definition • Baseline Generalized Pustular Psoriasis Physician Global Assessment (GPPPGA) score of at least moderate severity (3 and higher) • Active flare with pustules and erythema accounting for at least 5% of body surface area at baseline
Key Endpoints	• Primary: GPPPGA score of clear (0) or almost clear (1) at GEMINI-1 Week 4 • Key Secondary: Pustulation Rating Scale (PRS) of 0 or 1 at GEMINI-1 Week 1 • Other: Time to flare recurrence, proportion of subjects in remission, DLQI, safety

* 80% statistical power calculated for GEMINI-1 using two-sized test alpha of 0.05 assuming ~40% effect size with 45 patient sample size. Protocol enables increase in trial size using sample size re-estimation after first 30 patients complete GEMINI-1 Week 4 primary endpoint, if needed to maintain 80% power.
** Imsidolimab-treated patients requiring rescue during GEMINI-1 are subsequently dosed with standard-of-care (SOC) and undergo 12-week safety follow-up.

New Indication: EGFRi/MEKi-Mediated Skin Toxicity

Translational Data Suggests IL-36 Signaling Drives EGFR/MEK Inhibitor Papulopustular Rash

- Papulopustular rash is the most frequent clinically significant dermatological toxicity associated with EGFR/MEK inhibitor solid tumor treatment
- Majority of patients experience dose-limiting skin toxicity and/or discontinuation of EGFR/MEK inhibitor therapy
- Recent human translational data indicates elevated IL-36 signaling is the key driver for this skin toxicity*
    - Associated with IL-8 release and neutrophilia
- Approximately 60,000 patients are treated annually with EGFR/MEK inhibitors


C

*Satoh et al. *J. Clin Invest.* 2020; 130(3):1417-1430.

EMERGE: Imsidolimab EGFRi/MEKi-Mediated Skin Tox Phase 2 Trial

Interim Top-Line Data Anticipated End 2021



Treatment Period
Monitoring Period
Week 1
Week 16
Week 24
n=45
Randomize 2:1
Imsidolimab 400mg SC Loading Dose + 200mg SC q4w Maintenance Dose
Placebo
Week 8 Interim Analysis

Patient Population	• Adult patients undergoing cancer therapy with oral or injectable EGFRi or MEKi for at least 12 weeks • At least Grade 2 acneiform inflammatory lesions at baseline
Key Endpoints	• Primary: Change from baseline in facial inflammatory lesions count at week 8 • Secondary: change on toxicity grading scale, time to first response, EGFR/MEKi dose reduction due to skin tox, safety

ClinicalTrials.gov: NCT04697069

New Indication: Ichthyosis

Orphan Disease Associated With Excess IL-36 Signaling

- Ichthyosis is a rare, orphan dermatological indication with high medical unmet need
- Patients suffer from dry, scaly skin, often leading to itch and painful cracking
- Translational studies have demonstrated high IL-36 cytokine expression levels in patient skin biopsies
- Approximately 6,000 adults diagnosed with moderate-to-severe ichthyosis in the United States



INSPIRE: Imsidolimab Ichthyosis Phase 2 Trial

Interim Top-Line Data Anticipated in 2022


Treatment Period
Extension Period
Follow-Up Period
Week 1
Week 16
Week 32
Week 40
n=24
Randomize 2:1
Imsidolimab 400mg SC Loading Dose + 200mg SC q4w Maintenance Dose
Placebo
All Patients Receive 200mg SC q4w Maintenance Dose

Patient Population	• Patients diagnosed with certain IL-36-associated ichthyosis subtypes with at least moderate severity at baseline based upon ichthyosis area severity index (IASI)
Key Endpoints	• Primary: Change in IASI from baseline to week 16 • Secondary: IASI responder analyses, safety

ClinicalTrials.gov: NCT04697056

New Indication: Moderate-to-Severe Acne Vulgaris

Large Market Opportunity Associated with IL-36 Signaling

- Acne vulgaris is the most common skin disorder in the United States, with approximately 7 million patients diagnosed with moderate-to-severe disease
- Believed to be driven by immune response to *P. acnes,* resulting in IL-36 cytokine activity and subsequent neutrophil infiltration of the skin
- Current therapies including isotretinoin and antibiotics, which have potential significant side effects





ACORN: Imsidolimab Acne Vulgaris Phase 2 Trial

Top-Line Data Anticipated in H1 2022


n=120
Randomized 1:1:1
Week 0
Treatment Period
Week 12
Follow-Up Period
Week 20
Imsidolimab 400 mg SC + 200 mg SC q4w
Imsidolimab 200 mg SC + 100 mg SC q4w
Placebo

Patient Population	• Patients (12-45 years old) with moderate to severe acne vulgaris • Facial IGA score of at least 3 (moderate)
Key Endpoints	• Primary: Change from baseline in facial inflammatory lesion counts at week 12 • Secondary: Proportion of patients with IGA of 0 or 1 with at least a 2-grade decrease from baseline, safety

ClinicalTrials.gov: NCT04856917

New Indication: Hidradenitis Suppurativa

IL-36 Cytokine Over-Expression Observed in Patient Skin Biopsies

- Hidradenitis suppurativa (HS) is a chronic inflammatory skin disease
  - Painful nodules present in intertriginous areas that progress to abscesses, sinus tracks and scarring
- Current treatment options, including antibiotics, corticosteroids and anti-TNF therapy, have variable efficacy in moderate-to-severe patients, who often progress to surgery
- Patient skin biopsy analyses have reported elevated IL-36 cytokine expression*
- Affects approximately 150,000 adults in the United States



*Hessam et al. Interleukin-36 in hidradenitis suppurativa: evidence for a distinctive proinflammatory role and a key factor in the development of an inflammatory loop. Br J Dermatol. 2018;178(3):761-767.

HARP: Imsidolimab Hidradenitis Suppurativa Phase 2 Trial

Top-Line Data Anticipated in H2 2022



n=120
Randomize 1:1:1
Week 0
Treatment Period
Week 16
Extension Period
Week 32
Follow-Up Period
Week 40
Imsidolimab 400 mg SC + 200 mg SC q4w
Imsidolimab 200 mg SC + 100 mg SC q4w
Placebo
Placebo patients re-randomized 1:1 to above imsidolimab dose levels

Patient Population	• Adult patients with clinically confirmed HS of at least 6 months duration • HS lesions present on at least two distinct anatomical regions, abscess and inflammatory nodule (AN) count of ≥5, draining fistulas ≤ 20, Hurley Stage of at least 2 (moderate)
Key Endpoints	• Primary: Change from baseline in AN count at week 16 • Secondary: Change from baseline in AN count, HiSCR50, safety

ClinicalTrials.gov: NCT04856930

Wholly-Owned Pipeline:
Anti-PD-1 Agonist (ANB030)
Anti-BTLA Modulator (ANB032)

Inflammatory Diseases

Anti-Inflammatory Checkpoint Receptor Antibodies

Novel Therapeutic Class Validated By Human Genetics

Anti-inflammatory checkpoint receptor antibodies have unique binding properties that are challenging to generate using traditional antibody technologies

AnaptysBio's technology platform has successfully discovered a portfolio of anti-inflammatory checkpoint receptor antibodies, which are advancing to clinical trials



Can treat inflammatory disorders
Modulate checkpoint receptor function
Anti-inflammatory checkpoint receptor antibodies
Immune Cells (e.g., T, B, dendritic)
Checkpoint Receptor (e.g. PD-1, BTLA)
Inhibit checkpoint receptor function
Checkpoint antagonist antibodies (for immuno-oncology indications)
or
Genetic mutations in checkpoint receptor pathways
Can lead to inflammatory disorders

ANB030: PD-1 Agonist Antibody

Novel Anti-Inflammatory Mechanism Applicable to T-Cell Driven Inflammatory Conditions

- PD-1 is a key inhibitory immune checkpoint receptor responsible for down-regulating T-cell mediated immune responses
- Insufficient PD-1 activity is associated with human inflammatory diseases
  - Genetic mutations in the PD-1 pathway can increase susceptibility to various inflammatory conditions*
- We hypothesize that augmenting PD-1 signaling through ANB030 treatment has the potential to suppress T-cell driven human inflammatory diseases
  - Designed to down-regulate autoreactive T cells by mimicking the function of PD-L1
- Preclinical translational data presented in March 2020
- Healthy volunteer Phase 1 trial data anticipated in H2 2021
- Anticipate initiation of Phase 2 trials for alopecia areata and vitiligo in Q4 2021



Activated T Cell
Antigen Presenting Cell
Antigen
TCR
MHC
Healthy Individuals
Negative Signal
PD-1
PD-L1
Inflammatory Disease Patients
Insufficient Signal
PD-1
Low PD-L1
Anticipated ANB030 Effect
Negative Signal
ANB030

* Okazaki and Honjo. Intern Immunol. 2007

ANB032: BTLA Modulator Antibody

Emerging Lymphoid and Myeloid Immune Control Mechanism Broadly Applicable to Inflammatory Disease

- BTLA is an inhibitory checkpoint receptor responsible for regulating activation of lymphoid (T and B) cells and myeloid (dendritic) cells
- Genetic defects in the BTLA pathway are associated with enhanced susceptibility to inflammatory diseases*
- ANB032 is an anti-inflammatory antibody targeting the BTLA pathway
  - Anticipate ANB032 may be broadly applicable to inflammatory disease due to breadth of BTLA expression across immune cell types
  - ANB032 has demonstrated robust *in vivo* efficacy in animal models of GVHD
- ANB032 healthy volunteer Phase 1 trial top-line data anticipated in H1 2022


LIGHT
ANB032
HVEM
BTLA
Pro-inflammatory
immune cell activation

We believe treatment with ANB032 stabilizes the interaction between BTLA and HVEM, which silences pro-inflammatory signaling mediated by HVEM binding to LIGHT

* Lin et al. J Biomed Sci. 2006

AnaptysBio

Partnered Pipeline:
GSK Immuno-Oncology Collaboration

JEMPERLI™ (dostarlimab, anti-PD-1 Antagonist)
Cobolimab (GSK4069889, anti-TIM-3 Antagonist)
TSR-033 (GSK4074386, anti-LAG-3 Antagonist)

GSK Immuno-Oncology Collaboration

$40MM regulatory milestones from JEMPERLI™ (dostarlimab) in H1 2021
Earning royalties from sales of JEMPERLI and Zejula™

Indication	Phase 2	Phase 3
dMMR Endometrial	*US and EU Approval Granted April 2021*	GARNET (n=125) RUBY (n=470)
dMMR Pan-Tumor	*BLA Accepted Q1 2021 FDA Approval Anticipated H2 2021*	GARNET (n=125)
Colorectal		GARNET (n=48)
Ovarian	OPAL (n=41)	FIRST (n=912)
NSCLC	JASPER (n=142) PERLA (n=240) COSTAR (n=250)	
Cervical	ATOMICC (n=132)* STAR (n=66)*	
Liver	n=42*	
Rectal	n=30*	
Melanoma	n=56*	
Sarcoma, Clear Cell	n=16*	
HNSCC	n=23*	
All-Comer/ Undisclosed	AMBER (n=873) CITRINO (n=200)	

Legend:
- Dostarlimab (anti-PD-1 Antagonist)
- Dostarlimab + Cobolimab (anti-TIM-3 Antagonist)
- Dostarlimab + TSR-033 (anti-LAG-3 Antagonist)

Key Financial Terms

- $1.1B in aggregate milestone payments
- 8-25% royalty upon global JEMPERLI net sales starting April 2021
- Additional $35MM and $165MM in dostarlimab regulatory and commercial milestones, respectively
- 1% royalty on GSK's net global sales of Zejula™ starting Jan 2021
- $60MM cash payment under amendment announced in October 2020

* Investigator sponsored trial
dMMR = mismatch repair deficient

AnaptysBio

Proprietary Technology Platform

Somatic Hypermutation (SHM) Platform

Proprietary Platform Incorporates in vitro SHM and Iterative Antibody Evolution

***In Vitro* SHM**


AID
HEAVY
LIGHT
AID
HEAVY
LIGHT

Iterative Antibody Evolution


Starting Library
Selection
AID-Induced SHM
Selection
AID-Induced SHM
Optimized Antibody

In vitro SHM permits access to biological targets that have been difficult to address with prior antibody technologies

Somatic Hypermutation (SHM) Platform

Advantages Over Competing Antibody Technologies

- Unprecedented antibody diversity through SHM
  - *In situ* antibody diversity generation outside of the constraints of an *in vivo* environment
- High potency & functional activity
  - Only small doses may be required to convey therapeutic effect *in vivo*
- Reliable manufacturability
  - Increased probability of successful clinical and commercial manufacturing
- Speed: ~2.5 years from novel target to IND (or equivalent) filing
  - Enables rapid development of potentially first-in-class therapeutic antibodies to emerging target biology

8 AnaptysBio-generated antibodies have advanced to clinical development since 2016

AnaptysBio

Summary

Anticipated Wholly-Owned Clinical Catalysts

Program	Clinical Catalyst	Timing
Imsidolimab (ANB019, anti-IL-36R)	GALLOP: GPP Phase 2 Trial	Medical conference presentation anticipated in 2021
	GEMINI-1 & 2: GPP Phase 3 Trials	Phase 3 initiation anticipated mid-2021
	EMERGE: EGFRi/MEKi Mediated Skin Toxicity Phase 2 Trial	Interim top-line data anticipated end 2021
	INSPIRE: Ichthyosis Phase 2 Trial	Top-line data anticipated in 2022
	ACORN: Acne Phase 2 Trial	Top-line data anticipated in H1 2022
	HARP: Hidradenitis Suppurativa Phase 2 Trial	Top-line data anticipated in H2 2022
ANB030 (anti-PD-1 Agonist)	Healthy Volunteer Phase 1 Trial	Top-line data anticipated in H2 2021
	Alopecia Areata Phase 2 Trial	Anticipate initiation in Q4 2021
	Vitiligo Phase 2 Trial	Anticipate initiation in Q4 2021
ANB032 (anti-BTLA Modulator)	Healthy Volunteer Phase 1 Trial	Top-line data anticipated in H1 2022

AnaptysBio: Clinical-Stage Novel Antibody R&D Engine

Advancing First-In-Class Immunology Therapeutics to Patients

Wholly-Owned Clinical Catalysts	Multiple imsidolimab Phase 2 readouts anticipated over upcoming 18 months, in addition to advancement of imsidolimab into GPP Phase 3 trials
Dermatology Breadth	7 immuno-dermatology clinical indications under Phase 2/3 development during 2021
Pipeline Expansion	Deep preclinical pipeline focused on first-in-class inflammation and immuno-oncology mechanisms with a goal of advancing 1 new program to IND or equivalent each year
Validated Platform	Rapid antibody R&D engine has advanced 8 internally-generated antibodies to clinical development since 2016
Accelerating Partnership Revenues	Approximately $190MM in partnership revenues to date, earning royalties on JEMPERLI™ (dostarlimab) and Zejula™ (niraparib) starting 2021
Capital Efficient Business Model	Cash and existing partnerships anticipated to extend runway into 2024, $387MM in cash (end Q1 2021) with projected 2021 net burn close to $100MM

AnaptysBio